                                                                     EXHIBIT 1.6


                     TEXTRON FINANCIAL CANADA FUNDING CORP.

                         Medium-Term Notes, Series E-CAD

                   Due 9 months or more from the Date of Issue


                     AMENDMENT TO THE DISTRIBUTION AGREEMENT
                             DATED NOVEMBER 30, 2001


                                                              September 26, 2003


The Distribution Agreement, dated November 30, 2001, relating to the above referenced Medium-Term Notes, Series E-CAD of Textron Financial Canada Funding Corp. (the "Distribution Agreement") is hereby amended as follows:

     The term "Notes" shall refer to Medium-Term Notes, Series E-CAD of Textron Financial Canada Funding Corp. to be issued on or after the date hereof in an amount of up to $4,000,000,000.

     The term "Agents" shall include HSBC Securities (USA) Inc. and Tokyo-Mitsubishi International plc to the same extent as if they were named originally in the Distribution Agreement.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]


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     If the foregoing is in accordance with our agreement, please indicate your agreement and acceptance hereof in the space provided for that purpose below.


                                       Very truly yours,

                                       TEXTRON FINANCIAL CANADA FUNDING CORP.,
                                       as issuer


                                       By:
                                           -------------------------------------
                                           Name:  Brian F. Lynn
                                           Title: Vice President and Treasurer


                                       TEXTRON FINANCIAL CORPORATION,
                                       as guarantor


                                       By:
                                           -------------------------------------
                                           Name:  Brian F. Lynn
                                           Title: Vice President and Treasurer


MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED


By:
   -----------------------------------
   Name:
   Title:



BANC OF AMERICA SECURITIES LLC


By:
   -----------------------------------
   Name:
   Title:


                                       2
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BANC ONE CAPITAL MARKETS, INC.


By:
   -----------------------------------
   Name:
   Title:



BARCLAYS CAPITAL INC.


By:
   -----------------------------------
   Name:
   Title:



CITIGROUP GLOBAL MARKETS INC.


By:
   -----------------------------------
   Name:
   Title:



CREDIT SUISSE FIRST BOSTON LLC


By:
   -----------------------------------
   Name:
   Title:



DEUTSCHE BANK SECURITIES INC.


By:
   -----------------------------------
   Name:
   Title:


By:
   -----------------------------------
   Name:
   Title:


                                       3
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FLEET SECURITIES, INC.


By:
   -----------------------------------
   Name:
   Title:



HSBC SECURITIES (USA) INC.


By:
   -----------------------------------
   Name:
   Title:



J.P. MORGAN SECURITIES INC.


By:
   -----------------------------------
   Name:
   Title:



TOKYO-MITSUBISHI INTERNATIONAL PLC


By:
   -----------------------------------
   Name:
   Title:



UBS SECURITIES LLC


By:
   -----------------------------------
   Name:
   Title:


By:
   -----------------------------------
   Name:
   Title:


                                       4
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WACHOVIA CAPITAL MARKETS, LLC


By:
   -----------------------------------
   Name:
   Title:



                                       5